UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2006
CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095

(State of Incorporation)	Commission File Number	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois		61938-3987

(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (217) 235-3311
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: CONFERENCE POWERPOINT SLIDES
EX-99.2: POWERPOINT SLIDES

Item 7.01 — Regulation FD Disclosure.
     On May 23, 2006, at approximately 9:30 a.m. Eastern Daylight Time, Robert J. Currey, president and chief executive officer, and Steven L. Childers, chief financial officer, of Consolidated Communications Holdings, Inc. (the “Company”), will speak at the Lehman Brothers 2006 Worldwide Wireless, Wireline & Media Conference (the “Conference”) in New York, New York. In addition, on May 23, 2006, at approximately 1:30 p.m. E.D.T., C. Robert Udell, Jr., senior vice president of the Company, will speak at the Internet protocol television panel of the Conference (the “IPTV Panel”). Each of these presentations will be available live and for replay and can be accessed from the “Investor Relations” section of the Company’s website at http://ir.consolidated.com. Attached as Exhibit 99.1 are the PowerPoint slides that Mr. Childers and Mr. Currey will present at the Conference, and attached as Exhibit 99.2 are the PowerPoint slides that Mr. Udell will present at the IPTV Panel.
The information in this Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Conference PowerPoint slides.
99.2	IPTV Panel PowerPoint slides.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 23, 2006

Consolidated Communications Holdings, Inc.

By:	/s/ Steven L. Childers Name: Steven L. Childers
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Conference PowerPoint slides.
99.2	IPTV Panel PowerPoint slides.